Depositspaid For Acquisition Of Property,Plant and Equipment	12 Months Ended
Dec. 31, 2020
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Depositspaid For Acquisition Of Property,Plant and Equipment
18.	DEPOSITS PAID FOR ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT
On May 23, 2019, the Group entered into three construction contracts with three independent third parties to expand the production lines in Hua’an Zhengxing Wheel Co. Limited at a total cash consideration of RMB152,784,000 (US$23,415,000). As at December 31, 2020 and 2019, the Group has paid deposits of RMB61,618,000 (US$9,444,000) and RMB61,618,000, respectively.
On December 7, 2020, the Group entered into one purchase contract with an independent third party to expand the production lines in Hua’an Zhengxing Wheel Co. Limited at a total cash consideration of RMB1,550,000 (US$237,000). As at December 31, 2020, the Group has paid deposits of RMB465,000 (US$71,000).